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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 1, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

                 160 Benmont Avenue, Bennington, Vermont 05201
                   (Address of Principal Executive Offices)

                                (802) 447-1503
                        (Registrant's Telephone Number)
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Item 1. Change in Control.
        ------------------

     On July 1, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), sold 3,735,000 shares of the Company's common stock at a price of $1.375 per share to Louis D. Paolino, Jr. and certain individuals designated by Mr. Paolino (the "Purchasers"). Pursuant to the terms and conditions of the Stock Purchase Agreement, Mr. Paolino, the Company's President and CEO, immediately became Chairman of the Board. In connection with the Stock Purchase Agreement, two members of the Board resigned and were replaced by three additional members. The description of the transaction set forth herein is qualified in its entirety by reference to the Stock Purchase Agreement and two subsequent amendments, which are filed herewith as Exhibits 2.4, 2.5 and 2.6, respectively.

Item 2. Acquisition of American Wash Services, Inc.
        -------------------------------------------

     On July 1, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), through a wholly owned subsidiary merged with American Wash Services, Inc. ("AWS") owned by Louis D. Paolino, Jr., the Registrant's President and CEO, and Red Mountain Holdings, Ltd. (the "Sellers"). Pursuant to the terms and conditions of the Merger Agreement (the "Agreement"), AWS was merged into Mace Car Wash, Inc., a wholly owned subsidiary of the Company. At the time of the merger, AWS owned fixed assets, trade names and trademarks, and intangibles used in its car wash operations. The Company intends to continue using the acquired assets in the operating of full service car washes as did AWS. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement and two subsequent amendments, which are filed herewith as Exhibits 2.1, 2.2 and 2.3, respectively.

     At Closing under the Agreement, the Company paid to Sellers $4,687,500 in cash from working capital, and 628,362 unregistered shares of the Company's common stock, par value $.01 per share. The acquisition is accounted for using the "purchase" method of accounting.

Items 3-6  Not Applicable.

Item 7     Financial Statements and Exhibits.

           (a)  Financial Statements of Business Acquired.

           It is impracticable to provide the required financial statements of American Wash Services, Inc. at the time of the filing of this report. The required financial statements of AWS will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

           (b)  Pro Forma Financial Information.
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           It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

           (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

           2.1 The Merger Agreement dated as of March 26, 1999 between Louis D. Paolino, Jr. and Red Mountain Holding, Ltd. on the one hand, and Mace Security International, Inc. on the other hand.

           2.2  Amendment No. 1 to The Merger Agreement dated as of April 13,
                1999.

           2.3  Amendment No. 2 to The Merger Agreement dated as of May 24,
                1999.

           2.4 The Stock Purchase Agreement dated as of March 26, 1999 between Louis D. Paolino, Jr. and Mace Security International, Inc.

           2.5 Amendment No. 1 to the Stock Purchase Agreement dated as of April 13, 1999.

           2.6 Amendment No. 2 to the Stock Purchase Agreement dated as of May 24, 1999.

           99   Press Release dated July 7, 1999.

Items 8-9. Not applicable.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 14, 1999       MACE SECURITY INTERNATIONAL, INC.


                                  By:/s/ Gregory M. Krzemien
                                     -----------------------
                                  Gregory M. Krzemien
                                  Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit    Description
           -----------
No.
---

2.1 The Merger Agreement dated as of March 26, 1999 between Louis D. Paolino, Jr. and Red Mountain Holding, Ltd. on the one hand, and Mace Security International, Inc. on the other hand.

2.2  Amendment No. 1 to The Merger Agreement dated as of April 13, 1999.

2.3  Amendment No. 2 to The Merger Agreement dated as of May 24, 1999.

2.4 The Stock Purchase Agreement dated as of March 26, 1999 between Louis D. Paolino, Jr. and Mace Security International, Inc.

2.5  Amendment No. 1 to the Stock Purchase Agreement dated as of April 13, 1999.

2.6  Amendment No. 2 to the Stock Purchase Agreement dated as of May 24, 1999.

99   Press Release dated July 7, 1999.